AMENDMENT NO. 2

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-11-032

BETWEEN

IRIDIUM SATELLITE LLC

AND

INTERNATIONAL SPACE COMPANY KOSMOTRAS

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Iridium & International Space Company Kosmotras Proprietary Information

PREAMBLE

This Amendment No. 2 (the “Amendment”) to the Contract for Launch Services No. IS-11-032, signed on June 14, 2011 between Iridium Satellite LLC and International Space Company Kosmotras, as amended, (the “Contract”) is entered into on this 15th day of April, 2013, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and International Space Company Kosmotras, a Russian company, having its office at 7, Sergey Makeev St., bld. 2, Moscow 123100, Russian Federation (“Contractor”).

RECITALS

WHERAS, the Parties have agreed to revise the Launch Date for the first (1st) Launch Service;

WHEREAS, the Parties have agreed to revise certain dates in Exhibit C;

WHEREAS, the Parties have agreed to adjust the date by which Customer must exercise the remaining five (5) Optional Launches; and

WHEREAS, the Parties now desire to amend Section 5, Section 6, Exhibit B and Exhibit C of the Contract.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2: Section 5.2.2 of the Contract is hereby deleted and replaced in its entirety with the following:

“No later than [***], Customer shall provide Contractor a written notice confirming to Contractor that up to three (3) of the remaining five (5) Optional Launches will be converted to Firm Launches to be performed in accordance with the Launch Schedule set forth in Exhibit B or the corresponding Launch Dates subject to the provisions of Article 6.”

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Iridium & International Space Company Kosmotras Proprietary Information

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Article 3: The following Section 5.2 3 is hereby incorporated.

“No later than [***], Customer shall provide Contractor a written notice defining the number of remaining Optional Launches to be converted to Firm Launches to be performed in accordance with the Launch Schedule set forth in Exhibit B or the corresponding Launch Dates subject to the provisions of Article 6.”

Article 4: Section 6.1.1(B) of the Contract is hereby modified by (i) deleting the date “[***]” immediately before the text “and up to [***] months” in the first line and (ii) inserting the date “[***]” in place thereof.

Article 5: Exhibit B, Launch Schedule, is hereby modified by (i) deleting the Launch Date “[***]” for the [***] Launch Mission and (ii) inserting the Launch Date “[***]” in place thereof.

Article 6: Table C.1 of Exhibit C is hereby modified by (i) deleting the Milestone Completion Date “[***]” for the [***] Milestone and (ii) inserting the Milestone Completion Date “[***]” in place thereof.

Article 7: Contractor shall provide to Customer, by [***], the [***] and/or [***]. If Contractor does not provide such [***] and/or [***] to Customer by no later than [***], Contractor shall reduce the Contract Price by the amount of [***] United States Dollars (US$[***]); such reduction to be applied to the Milestone Payments set forth in Table C.1 of Exhibit C as follows:

i.	The Milestone Payment of [***] United States Dollars (US$[***]) for the [***] Milestone shall be deleted in its entirety;
ii.	The Milestone Payment of [***] United States Dollars (US$[***]) for the [***] Milestone shall be reduced to [***] United States Dollars (US$[***]); and
iii.	The Milestone Payment of [***] United States Dollars (US$[***]) for the [***] Milestone set forth in shall be deleted in its entirety.

Article 8: As documented in the protocol of the management meeting between the Parties dated July 24, 2012, the Parties agree that [***] until Contractor provides to Customer the [***] and/or [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Iridium & International Space Company Kosmotras Proprietary Information

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Article 9: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 10: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer	For Contractor

IRIDIUM SATELLITE LLC		INTERNATIONAL SPACE COMPANY KOSMOTRAS

Signature:	/s/ S. Scott Smith	Signature:	/s/ Alexander V. Serkin

Name:	S. Scott Smith	Name:	Alexander V. Serkin
Title:	Executive Vice President,	Title:	Director General
Technology Development & Satellite Operations

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Iridium & International Space Company Kosmotras Proprietary Information

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